Tax on Profit/(Loss) for the Year and Deferred Tax	12 Months Ended
Dec. 31, 2023
Deferred tax expense (income) [abstract]
Tax on Profit/(Loss) for the Year and Deferred Tax

Note 9—Tax on Profit/(Loss) for the Year and Deferred Tax

	2023	2022	2021
	(EUR’000)
Tax on profit/(loss) for the year:
Current tax (expense)/income	(5,377)	(3,723)	367
Current tax, adjustments to prior years	3,904	(1,654)	—
Deferred tax, movement for the year	(1,044)	—	—
Deferred tax, adjustments to prior years	(4,786)	—	—
	(7,303)	(5,377)	367
Tax for the year can be explained as follows:
Profit/(loss) before tax	(474,144)	(577,817)	(383,944)
Tax at the Danish corporation tax rate of 22%	104,312	127,120	84,468
Tax effect of:
Non-deductible costs	(8,494)	(17,094)	(14,800)
Additional tax deductions	9,077	13,720	17,117
Impact from associate	(4,047)	(3,893)	3,169
Prior year adjustments	(1,294)	—	—
Other effects including effect of different tax rates	(882)	(2,716)	305
Deferred tax asset, not recognized	(105,975)	(122,514)	(89,892)
Tax on profit/(loss) for the year	(7,303)	(5,377)	367
Effective tax rate	1.54%	0.93%	(0.10)%

	2023	2022	2021
	(EUR’000)
Specification of Deferred Tax Assets/(Liabilities)
Tax deductible losses	521,697	433,174	313,011
Other temporary differences, assets	16,256	19,961	12,856
Deferred tax asset, not recognized	(537,953)	(453,135)	(325,867)
Other temporary differences, liabilities	(5,830)	—	—
Total Deferred Tax Assets/(Liabilities) at December 31	(5,830)	—	—

At December 31, 2023, a deferred tax liability has been recognized in relation to taxable temporary differences in one jurisdiction, as we do not believe we will have any deductible temporary differences nor tax losses to utilize against the taxable difference, when it is expected to be reversed.

Deferred tax assets have not been recognized in the statements of financial position at December 31, 2023 due to uncertainty relating to future utilization. The deferred tax asset can be carried forward without timing limitations.

The Company had tax losses carried forward of €2,371.3 million and €1,985.0 million at December 31, 2023 and 2022, respectively. Tax losses can be carried forward indefinitely, where certain limitations exist for amounts to be utilized each year. Under Danish tax legislation, tax losses may be partly refunded by the tax authorities to the extent such tax losses arise from research and development activities. The jointly taxed Danish entities had a negative taxable income, and accordingly were entitled to a tax refund of approximately €0.7 million for each of the years ended December 31, 2023, 2022 and 2021, respectively.

The Company is entitled to additional tax deductions related to share based payments (Warrants, RSUs and PSUs). Tax deductions can be taken when the warrants/RSUs/PSUs are exercised. For the year ended December 31, 2023, the Company was entitled to additional tax deductions with a tax value of €10.6 million, compared to €5.2 million and €4.8 million for the years ended December 31, 2022, and 2021, respectively. These future tax deductions depend on the timing and amounts of warrant exercises, and accordingly, future additional tax deductions are subject to uncertainties. Refer to Note 7, “Share-based Payment”, regarding a description of warrant programs.

The Parent Company Ascendis Pharma A/S is jointly taxed with its Danish subsidiaries. The current Danish corporation tax is allocated between the jointly taxed Danish companies in proportion to their taxable income (full absorption with refunds for tax losses). The jointly taxed companies are included in the on-account tax scheme.